Exhibit 10.4

Summary of an Agreement relating to transfer of right to make patent application

Transferor                 Zhang  Naiyao  - owner of the  right  to make  patent
                           application in relation to the invention-creation right of a type of power transformer

Transferee                 Shanghai TCH Data Science & Technology Co. Ltd

The Transfer               - the Transferor shall transfer to the Transferee his
                           right to make patent application
                           Reference no. for patent application: 200310124510.1;
                           - the Transferor shall provide the Transferee with:-
                           > all documents relating to its patent application;
                           > all documents issued by China Patent Office;
                           > all certificates issued by China Patent Office

Consideration              the Transferee  shall pay the sum of RMB11,000,000 to
                           the Transferor

Date of the Agreement      29 December 2005

Payment of consideration   -  Payment  shall  be made by the  Transferee  or any
                           third party  appointed  by the  Transferee  within 10
                           days   after  the   receipt   of  "Change  of  Patent
                           Applicant" by the Transferee and the approval of such change by the State Intellectual Property Office.

Penalty for breach of      - If the Transferor refuses to provide the Transferee
the Agreement              with  information  required  under the  Agreement  to
                           comply  with  the  procedures  of the  Transfer,  the
                           Transferee   shall  be  entitled  to  terminate   the
                           Agreement,  to demand for the return of consideration
                           paid and to demand for the payment of compensation of
                           RMB100,000
                           -  If  the   Transferor   delays  in  providing   the
                           Transferee  with  information  under the Agreement to
                           comply  with  the  procedures  of the  Transfer,  the
                           Transferee  shall  be  entitled  to  demand  for  the
                           payment of compensation, of RMB100,000 per week; and,
                           if payment has not been made within 2 months from the
                           date of which it is due, to terminate the agreement
                           - If the Transferee refuses to pay the consideration,
                           the  Transferor  shall be entitled to  terminate  the
                           Agreement,  to demand for the  return of  information
                           provided   and  to   demand   for  the   payment   of
                           compensation of RMB100,000
                           -  If   the   Transferee   delays   in   paying   the
                           consideration, the Transferor shall be entitled to demand for interest accrued and, if payment has not been made within 2 months from the date of which it is due, to terminate the Agreement if the payment is not made within 2 months, and demand a penalty payment of RMB100,000.